UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 15, 2016

Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.

LIFE STORAGE LP

(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Sovran Self Storage, Inc. (Life Storage, Inc.)

Sovran Acquisition Limited Partnership (Life Storage LP)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 15, 2016, a press release was issued regarding the change of name of “Sovran Self Storage, Inc.” to “Life Storage, Inc.”. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: August 15, 2016

	By	/s/ Andrew J. Gregoire
Name: Andrew J. Gregoire
Title: Chief Financial Officer

LIFE STORAGE LP

Date: August 15, 2016	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
Name: Andrew J. Gregoire
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release